Exhibit 99.1

Ansys Stockholders Approve Transaction with Synopsys

Represents Key Milestone Toward Completion of Transaction with Synopsys

PITTSBURGH, PA – May 22, 2024 /PRNewswire/ -- ANSYS, Inc. (NASDAQ: ANSS) announced that at the special meeting of stockholders (the “Special Meeting”) held earlier today, its stockholders voted to approve the proposed acquisition of Ansys by Synopsys, Inc. (NASDAQ: SNPS). Under the terms of the merger agreement, Ansys stockholders will receive $197.00 in cash and 0.3450 shares of Synopsys common stock for each Ansys share they own, representing an enterprise value of approximately $35 billion based on the closing price of Synopsys common stock on December 21, 2023.

At the Special Meeting, approximately 98.7% of the shares voted were voted in favor of the transaction, which represented approximately 83.8% of the total outstanding shares of Ansys common stock as of April 9, 2024, the record date for voting at the Special Meeting.

“Our stockholders overwhelming approved our merger with Synopsys because they recognize that this is a transformative combination that will create a leader in silicon-to-systems design solutions,” said Ajei Gopal, Ansys president and CEO. “The combination of Ansys and Synopsys will help to reshape the products we use every day, and create new opportunities for Ansys customers, partners and employees. This is an important milestone toward completing the transaction, and we remain focused on obtaining the required approvals to close.”

Ansys anticipates filing the final vote results for the Special Meeting, as certified by the independent Inspector of Election, on a Form 8-K with the U.S. Securities and Exchange Commission within four business days of the Special Meeting. The transaction is anticipated to close in the first half of 2025, subject to satisfaction or waiver of all other closing conditions, including receipt of outstanding regulatory approvals.

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Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Ansys’ current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Ansys and Synopsys, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Ansys’ and Synopsys’ businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Ansys and Synopsys; (iii) Ansys’ ability to implement its business strategy; (iv) pricing trends, including Ansys’ and Synopsys’ ability to achieve economies of scale; (v) potential litigation relating to the proposed transaction that could be instituted against Ansys, Synopsys or their respective directors; (vi) the risk that disruptions from the proposed transaction will harm Ansys’ or Synopsys’ business, including current plans and operations; (vii) the ability of Ansys or Synopsys to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) uncertainty as to the long-term value of Synopsys’ common stock; (x) legislative, regulatory and economic developments affecting Ansys’ and Synopsys’ businesses; (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which Ansys and Synopsys operate; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect Ansys’ or Synopsys’ financial performance; (xiv) restrictions during the pendency of the proposed transaction that may impact Ansys’ or Synopsys’ ability to pursue certain business opportunities or strategic transactions; and (xv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Ansys’ and Synopsys’ response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus filed with the U.S. Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Ansys’ or Synopsys’ consolidated financial condition, results of operations, or liquidity. Neither Ansys nor Synopsys assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

/ About Ansys

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When visionary companies need to know how their world-changing ideas will perform, they close the gap between design and reality with Ansys simulation. For more than 50 years, Ansys software has enabled innovators across industries to push boundaries by using the predictive power of simulation. From sustainable transportation to advanced semiconductors, from satellite systems to life-saving medical devices, the next great leaps in human advancement will be powered by Ansys.

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/ Contacts

Investors	Kelsey DeBriyn
724.820.3927
kelsey.debriyn@ansys.com

Media	Mary Kate Joyce
724.820.4368
marykate.joyce@ansys.com

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